RCB Small Cap Value Fund A series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2010

Class: Institutional Class Class N Class R	Ticker: RCBIX RCBAX RCBSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2010, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

RCB Small Cap Value Fund

INVESTMENT GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which, in the opinion of the Fund’s sub-adviser, are considered to be undervalued.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class or Class N shares of the RCB Small Cap Value Fund.

Shareholder Fees (paid directly from your investment)
	Institutional Class	Class N	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	3.50%
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class R
Management Fees		0.85%		0.85%		0.85%
Distribution (12b-1) Fee		None		0.25%		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses	0.10%		0.10%		0.20%
Total Other Expenses		0.35%		0.35%		0.45%
Total Annual Fund Operating Expenses		1.20%		1.45%		1.55%
Fee Waiver and/or Expense Reimbursement(1)(2)		None		None		(0.25)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement		1.20%		1.45%		1.30%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), and the Fund’s sub-adviser have contractually agreed to cap the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below 1.24% for Institutional Class shares, 1.49% for Class N shares and 1.49% for Class R Shares until January 28, 2011. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CNAM and the Fund’s sub-adviser, and it will terminate automatically upon the termination of the Fund’s advisory agreement with CNAM or the sub-advisory agreement between CNAM and the sub-adviser. Any fee reductions or reimbursements may be repaid to the sub-adviser within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

(2)
Affiliates of CNAM including City National Bank (“CNB”), have contractually agreed to waive the shareholder servicing fees for Class R until January 28, 2011. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CNB, and it will terminate automatically upon the termination of the shareholder services agreement between CNB and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$122	$381	$660	$1,455
Class N	$148	$459	$792	$1,735
Class R	$478	$799	$1,142	$2,110

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PORTFOLIO TURNOVER

The RCB Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the RCB Small Cap Value Fund’s portfolio consists of equity securities of smaller U.S. corporations. For this purpose, smaller corporations are defined as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion. The Fund’s investment strategy involves a value-oriented focus on preservation of capital over the long term using a “bottom-up” approach.

Please review the Fund’s prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the RCB Small Cap Value Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the RCB Small Cap Value Fund, CNAM and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Small Capitalization (Small-Cap) Companies – Investments in small-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Focus – The Fund holds a relatively small number of securities. Losses incurred in such securities could have a material adverse effect on the Fund’s overall financial condition and cause it to underperform materially its relevant benchmarks.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

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PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the RCB Small Cap Value Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

Class R shares of the Fund commenced operations on October 1, 2001, and Institutional Class shares and Class N shares of the Fund commenced operations on October 3, 2001. As a result, performance results for Institutional Class shares and Class N shares from October 1, 2001 and October 2, 2001 are for Class R shares of the Fund. In the case of all share classes, performance results for the period before October 1, 2001 are for the Fund’s predecessor, which commenced operations on September 30, 1998.

This bar chart shows the performance of the RCB Small Cap Value Fund’s Institutional Class shares based on a calendar year.

Best Quarter 33.09% Q2 2009	Worst Quarter (26.42)% Q4 2008

This table shows the average annual total returns of each class of the RCB Small Cap Value Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years	Inception Date
Institutional Class				9/30/1998
Return Before Taxes	59.37%	(3.27)%	6.30%
Return After Taxes on Distributions	59.37%	(4.15)%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	38.59%	(2.86)%	5.44%
Class N				9/30/1998
Return Before Taxes	58.97%	(3.51)%	6.09%
Class R				9/30/1998
Return Before Taxes	54.35%	(4.04)%	5.79%
Russell 2000 Index	27.17%	0.51%	3.51%	9/30/1998
Russell 2000 Value Index	20.58%	(0.01)%	8.27%	9/30/1998
Russell 2500 Value Index	27.68%	0.84%	8.18%	9/30/1998

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ and Class R shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Class R shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGER

City National Asset Management, Inc.

SUB-ADVISER

Reed Conner & Birdwell LLC (“RCB”)

PORTFOLIO MANAGERS

Jeffrey Bronchick and Thomas D. Kerr of RCB have served as portfolio managers of the RCB Small Cap Value Fund since September 30, 1998, the inception date of the Fund’s predecessor.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N and Class R shares are intended for individual investors, partnerships, corporations, and other accounts.

For Class R shares, the RCB Small Cap Value Fund has a minimum purchase and shareholder account balance requirement of $5,000 and a minimum additional investment requirement of $1,000. However, these requirements are reduced to $1,000 and $100, respectively, for retirement plan accounts (e.g., IRAs). You may purchase Class R shares from the Fund or through the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”). Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information.

Institutional Class shares and Class N shares are not subject to minimum purchase or minimum shareholder account balance requirements. You may purchase Institutional Class shares and Class N shares through your Authorized Institution, and you will have to comply with the purchase and account balance minimums of the Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the RCB Small Cap Value Fund are redeemable. You may redeem Class R shares directly with the Fund (by mail, wire, and, except for IRA accounts, telephone) unless you hold your shares through an Authorized Institution, in which case you must redeem your Class R shares through your Authorized Institution. You may redeem your Institutional Class shares or Class N shares only through your Authorized Institution. You must follow your Authorized Institution’s procedures for redeeming shares, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The RCB Small Cap Value Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the RCB Small Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CNI-SM-011-0100

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